THIS WARRANT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS
      AMENDED, OR THE LAWS OF ANY STATE. THE TRANSFER OF THIS WARRANT IS SUBJECT TO THE RESTRICTIONS SET FORTH IN SECTION 3 HEREOF, AND NO TRANSFER OF THIS WARRANT SHALL BE VALID OR EFFECTIVE UNLESS AND UNTIL THE TERMS AND CONDITIONS OF SECTION 3 HEREOF HAVE BEEN COMPLIED WITH.



Coast Warrant No. 1

                                     WARRANT

                           To Purchase Common Stock of

                               NETRIX CORPORATION

                             Expiring June ___, 2004

      This is to certify that, for value received, COAST BUSINESS CREDIT, a division of Southern Pacific Bank ("Coast"), or registered assigns, is entitled to purchase from Netrix Corporation, a Delaware corporation (the "Company"), 50,000 duly authorized, validly issued, fully paid and nonassessable shares of Common Stock of the Company (the "Warrant Shares"), at the initial purchase price per share of $2.00, as may be adjusted from time to time in the manner hereinafter provided ("Current Warrant Price"), exercisable at any time and from time to time during the period commencing on the date hereof and ending on June ___, 2004 (the "Exercise Period"), all further subject to the terms, conditions and adjustments herein set forth. This Warrant may be assigned by the holder subject to SECTION 3 below.

      This Warrant is issued in connection with a Loan and Security Agreement, dated as of November 18, 1997 by and between the Company and Coast and any and all amendments, replacements, supplements and modifications thereto (collectively, the "Credit Agreement"). Certain terms used in this Warrant are defined in Section 5 hereof. Capitalized terms used herein and not otherwise defined herein shall have the meaning assigned thereto in the Credit Agreement.

SECTION 1.  EXERCISE OF WARRANTS.

SEC 1.1     CASH EXERCISE. This Warrant may be exercised by the Warrantholder by
            (i) the surrender of this Warrant to the Company at the Warrant Office described in Section 2.1 with a duly executed Exercise Form specifying the number of Warrant Shares to be purchased, during normal business hours on any Business Day during the Exercise Period and (ii) the delivery of payment to the Company, for the account of the Company, by cash, wire transfer of immediately available funds to a bank account specified by the Company, or by certified or bank cashier's check, of the Current Warrant Price for the number of Warrant Shares specified in the Exercise Form in lawful money of the United States of America. The Company agrees that such Warrant Shares shall be deemed to be issued to the Warrantholder as the record holder of such Warrant Shares as of the close of business on the date on which this Warrant has been surrendered and payment has been made for such Warrant Shares in accordance with this Agreement. A stock certificate or certificates for the Warrant Shares specified in the Exercise Form shall be delivered to the Warrantholder as promptly as practicable, and in any event within seven (7) Business Days, thereafter. The stock certificate(s) so delivered shall be in any such denominations as may be reasonably specified by the Warrantholder in the Exercise Form.

SEC 1.2     NET ISSUE EXERCISE. In lieu of exercise pursuant to Section
            1.1, this Warrant may be exercised by the Warrantholder by the surrender of this Warrant to the Company, with a duly executed Exercise Form marked to reflect net issue exercise and specifying the number of Warrant Shares to be purchased, during normal business hours on any Business Day during the Exercise Period. The Company agrees that such Warrant Shares shall be deemed to be issued to the Warrantholder as the record holder of such Warrant Shares as of the close of business on the date on which this Warrant shall have been surrendered. Upon such exercise, the Warrantholder shall be entitled to receive a number shares equal to the value of this Warrant (or the portion thereof being canceled) computed as of the date of surrender hereof to the Company using the following formula:

            X =      Y(A-B)
                     ------
                       A

      Where:

            X = the number of shares of Common Stock to be issued to Warrantholder under this SECTION 1.2;
            Y    = the number of shares of Common Stock otherwise purchasable under this Warrant (at the date of such calculation);
            A    = the Current Market Price of shares of Common Stock to be issued to the Warrantholder (at the date of such calculation);
            B  =  the Current Warrant Price

SEC 1.3 CURRENT MARKET PRICE. For purposes of Section 1.2, current market price of one share of the Company's Common Stock (the "Current Market Price") shall mean (per share of Common Stock at any date): the per share fair market value of the Common Stock (i) determined by the average of the daily "market prices" over a period of 10 consecutive Business Days before such date or (ii) if and so long as there is no exchange or over-the-counter market for the Common Stock of the Company, the price per share which the Company could obtain from a willing buyer for the shares sold by the Company from authorized but unissued shares, as such price shall be determined in good faith by the Board of Directors of the Company and the Warrantholder, PROVIDED, HOWEVER, if the Company and the Warrantholder can not agree on a value, the Company and the holder(s) of the majority of the Warrants shall retain an independent investment banking firm to determine the per share fair market value of the Common Stock, with the expense of such firm to be shared equally by the Company and the Warrantholder(s). The market price referred to in clause (i) above for each such Business Day shall be: (A) the last sale price on such day on the principal securities exchange on which the Common Stock is then listed or admitted to trading (or, if no sale takes place on such day on any such exchange, the average of the closing bid and asked prices on such day as officially quoted on any such exchange), or (B) if the Common Stock is not then listed or admitted on any stock exchange, the market price for each such business day shall be the last sale price on such day (or, if no sale takes place on such day, the average of the closing bid and asked prices on such day in the over-the-counter market), in either case as reported through NASDAQ, (or, if such prices are not at the time so reported, as furnished by any member of the National Association of Securities Dealers, Inc. selected by the Company).

SEC 1.4 WARRANT SHARES TO BE FULLY PAID AND NONASSESSABLE. All shares of Common Stock issued upon the exercise of this Warrant shall be validly issued, fully paid and nonassessable and, if the Common Stock is then listed on a securities exchange, shall be duly listed thereon.

SEC 1.5 PARTIAL EXERCISE; FRACTIONAL SHARES. If this Warrant shall have been exercised only in part, the Company shall, at the time of delivery of the stock certificate(s), deliver to the Warrantholder a new Warrant evidencing the rights to purchase the remaining Warrant Shares, which new Warrant shall in all other respects be identical with this Warrant. The Company shall not be required upon any exercise of this Warrant to issue a certificate representing any fraction of a share of Common Stock, but, in lieu thereof, shall pay to the holder of this Warrant cash in an amount equal to a corresponding fraction (calculated to the nearest 1/100 of a share) of the Current Market Price of one share of Common Stock as of the date of receipt by the Company of notice of exercise of this Warrant.

SEC 1.6 LEGEND ON WARRANT SHARES. Each certificate for Warrant Shares initially issued upon exercise of this Warrant, unless at the time of exercise such Warrant Shares are registered under the Act, shall bear the following legend (and any additional legend required by any securities exchange upon which such Warrant Shares may, at the time of such exercise, be listed) on the face thereof:

            "The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended, or the laws of any state."

            Any certificate issued at any time in exchange or substitution for any certificate bearing such legend (except a new certificate issued upon completion of (i) a public distribution pursuant to a registration statement or (ii) an exempt sale pursuant to Rule 144 or Rule 144A under the Act of the securities represented thereby) shall also bear such legend unless, in the opinion of Orrick, Herrington & Sutcliffe LLP or such other counsel for the holder thereof as shall be reasonably acceptable to the Company, the securities represented thereby need no longer be subject to the restrictions contained in said Section 3. The provisions of said
            Section 3 shall be binding upon all subsequent holders of this Warrant.

SEC 1.7      ACKNOWLEDGMENT OF CONTINUING OBLIGATION. The Company will, at the time of any exercise of this Warrant in whole or in part, upon request of the holder hereof, acknowledge in writing its then continuing obligation to such holder in respect of any rights pursuant to this Warrant (including, without limitation, any right to registration, if any, of the shares of Common Stock issued upon such exercise) to which such holder shall continue to be entitled after such exercise in accordance with this Warrant; PROVIDED, HOWEVER, that the failure of such holder to make any such request shall not affect the continuing obligation of the Company to such holder in respect of such rights.

SECTION 2.  WARRANT OFFICE; TRANSFER, DIVISION OR COMBINATION OF WARRANTS.

SEC. 2.1 WARRANT OFFICE. The Company shall maintain an office for certain purposes specified herein (the "Warrant Office"), which office shall initially be the Company's office at 13595 Dulles Technology Drive, Herndon, Virginia 22071, and may subsequently be such other office of the Company or of any transfer agent of the Common Stock in the continental United States as to which written notice has previously been given to all of the Warrantholders.

SEC. 2.2 OWNERSHIP OF WARRANT. The Company may deem and treat the person in whose name this Warrant is registered as the holder and owner hereof (notwithstanding any notations of ownership or writing hereon made by anyone other than the Company) for all purposes and shall not be affected by any notice to the contrary, until presentation of this Warrant for registration of transfer as provided in this Section 2.

SEC. 2.3    TRANSFER OF WARRANTS. The Company agrees to maintain at the
            Warrant Office books for the registration and registration of transfer of the Warrants, and, subject to the provisions of Section 3 hereof, this Warrant and all rights hereunder are transferable, in whole or in part, on said books at said office, upon surrender of this Warrant at said office, together with a written assignment of this Warrant duly executed by the holder hereof or his duly authorized agent or attorney and funds sufficient to pay any transfer taxes payable upon the making of such transfer. Upon such surrender and payment, the Company shall execute and deliver a new Warrant or Warrants in the name of the assignee or assignees and in the denominations specified in such instrument of assignment, and this Warrant shall promptly be cancelled. A Warrant may be exercised by a new holder for the purchase of shares of Common Stock without having a new Warrant issued.

SEC. 2.4 DIVISION OR COMBINATION OF WARRANTS. This Warrant may be divided or combined with other Warrants upon presentation hereof and of any Warrant or Warrants with which this Warrant is to be combined at the Warrant Office, together with a written notice specifying the names and denominations in which new Warrants are to be issued, signed by the holders hereof and thereof or their respective duly-authorized agents or attorneys. Subject to compliance with
            Section 2.3 hereof as to any transfer which may be involved in such division or combination, the Company shall execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants to be divided or combined in accordance with such notice; PROVIDED, that no holder of this Warrant may divide the Warrant into a Warrant exercisable into less than 1,000 shares of Common Stock.

SEC. 2.5 EXPENSES OF DELIVERY OF WARRANTS. The Company shall pay all expenses, taxes and other charges payable in connection with the preparation, issuance and delivery of any Warrant hereunder; PROVIDED, HOWEVER, that the Warrantholder shall be required to pay any and all taxes which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than that of the Warrantholder as then reflected upon the books of the Company.

SECTION 3.  RESTRICTIONS ON EXERCISE AND TRANSFER; REGISTRATION RIGHTS.

SEC. 3.1 RESTRICTIONS ON EXERCISE AND TRANSFER. The holder of this Warrant, as of the date of issuance hereof, represents to the Company that it is acquiring the Warrants for its own account for investment purposes and not with a view to the distribution thereof. Notwithstanding any provisions contained in this Warrant to the contrary, this Warrant and the related Warrant Shares shall not be transferable except pursuant to the proviso contained in the following sentence or upon the conditions specified in this Section 3, which conditions are intended, among other things, to insure compliance with the provisions of the Act and applicable state law in respect of the transfer of this Warrant or such Warrant Shares. The holder of this Warrant, by its acceptance hereof, agrees that it will not transfer this Warrant or the related Warrant Shares prior to delivery to the Company of an opinion of such holder's counsel (as such opinion and such counsel are described in Section 3.2 hereof) or until registration of such Warrant Shares under the Act has become effective or after a sale of such Warrant or Warrant Shares has been consummated pursuant to Rule 144 or Rule 144A under the Act; PROVIDED, HOWEVER, that such holder may freely transfer this Warrant or such Warrant Shares (without delivery to the Company or opinion of Counsel) (w) to one of its nominees, Affiliates or a nominee thereof, (x) to a pension or profit-sharing fund established and maintained for its employees or for the employees of any such Affiliate, (y) from a nominee to any of the aforementioned persons as beneficial owner of this Warrant or such Warrant Shares, or (z) to a Qualified Institutional Buyer (so long as such transfer is effected in compliance with Rule 144A under the Act).

SEC. 3.2 NOTICE OF INTENTION TO TRANSFER; OPINION OF COUNSEL. The Warrantholder, by its acceptance hereof, agrees that prior to any transfer of this Warrant or of the related Warrant Shares (other than as permitted by Section 3.1 hereof or pursuant to a registration under the Act), the Warrantholder will give written notice to the Company of its intention to effect such transfer, together with an opinion of Orrick, Herrington & Sutcliffe LLP, or such other counsel for the Warrantholder as shall be reasonably acceptable to the Company, to the effect that the proposed transfer of this Warrant and/or such Warrant Shares may be effected without registration under the Act, PROVIDED, HOWEVER, that the Company will reimburse the Warrantholder in full for the reasonable fees and disbursements of such counsel incurred by or on behalf of the Warrantholder in connection with obtaining of such opinion. Upon delivery of such notice and opinion to the Company, the Warrantholder shall be entitled to transfer this Warrant and/or such Warrant Shares in accordance with the intended method of disposition specified in the notice to the Company; PROVIDED, HOWEVER, that if such method of disposition would, in the opinion of the aforementioned counsel to the Warrantholder, require that the Company (a) take any action, and/or execute and file with the Commission and/or any applicable state securities authority, and/or
            (b) deliver to the Warrantholder or any other person any form or document (other than a registration statement under the Act or under any state securities laws or any action or documentation required solely a by federal or state banking regulatory body) in order to establish that the Warrantholder is entitled to take advantage of such method of disposition, the Company agrees promptly, at its expense, to take any such action and/or execute and file and/or deliver any such form or document, PROVIDED, FURTHER, that the Company shall not be required to provide a general consent to service of process or qualify as a foreign corporation in any jurisdiction solely by reason of this Section 3.2.

SEC. 3.3    [Reserved].

SEC. 3.4    PIGGYBACK REGISTRATIONS.

            (a) If the Company at any time prior to June ___, 2001, proposes to register any of its equity securities (as defined in the Act), other than securities which are convertible into shares of Common Stock, under the Act on Forms S-1, S-2 or S-3 (but not Form S-4 or S-8 or any substantially similar form of limited scope) or on any other form upon which may be registered securities similar to the Warrant Shares, it will at each such time give written notice at least 30 days prior to the filing of the registration statement to all Warrantholders of its intention so to do. Such notice shall specify the proposed date of the filing of the registration statement and advise each Warrantholder of its right to participate therein. Upon the written request of any Warrantholder given prior to the proposed date of filing set forth in such notice, the Company will cause each Warrant Share not otherwise covered under an effective registration statement that such Warrantholder has requested the Company to register to be registered under the Act, all to the extent requisite to permit the sale or other disposition of such Warrant Shares by such Warrantholder .

            (b) If, in the written opinion of the underwriter or underwriters managing the public offering which is the subject of a registration pursuant to Section 3.4(a) (or in the event that such distribution shall not be underwritten, in the written opinion of an investment banking firm of recognized standing satisfactory to the Warrantholders), the total amount of the securities to be so registered, when added to the total amount of Warrant Shares which the Warrantholders have requested to be registered pursuant to Section 3.4(a), will exceed the maximum amount of securities of the Company which can be marketed (i) at a price reasonably related to their then-current market value, or (ii) without otherwise materially and adversely affecting the entire offering, then the Company shall have the right to exclude from such registration such number of Warrant Shares which it would otherwise be required to register pursuant to Section 3.4(a) as is necessary to reduce the total amount of securities to be so registered to the maximum amount of securities which can be so marketed; PROVIDED, HOWEVER, that if the securities (other than the Warrant Shares) to be so registered for sale are to be offered for the account of the Company and others, the Company may only exclude Warrant Shares pro rata with the securities held by such other persons (it being agreed that in the case where such registration is to be effected as a result of the exercise by a holder of the Company's securities of such holder's right to cause such securities to be so registered, such pro rata exclusion shall include the Company, but shall not include such holder exercising its right to have the securities so registered).

SEC. 3.5 COMPANY'S OBLIGATIONS IN REGISTRATION. If and whenever the Company is obligated by the provisions of this Section 3 to effect the registration of any Warrant Shares under the Act, the Company will keep the Warrantholder advised in writing as to the initiation of each registration and will use its best efforts to:

                  (a) cause such registration statement to remain effective during the period required for the distribution of the securities covered by the registration statement (the "Effectiveness Period"); PROVIDED, HOWEVER, that in the event that the Warrant Shares covered by such registration statement are not to be sold to or through underwriters acting for the Company, the Company shall not be required to keep such registration statement in effect, or prepare and file any amendments or supplements thereto, after the expiration of two years following the date of this Warrant, SUBJECT, HOWEVER to the following restrictions:

                             (i) If, at any time prior to the expiration of the
                           Effectiveness Period, counsel to the Company (which counsel shall be experienced in securities laws matters) has determined in good faith that it is reasonable to conclude that the filing of a registration statement or the compliance by the Company with its disclosure obligations in connection with such registration statement may require the disclosure of information which the Board of Directors of the Company has identified as material and which the Board of Directors has determined that the Company has a bona fide business purpose for preserving as confidential, then the Company may delay the filing or the effectiveness of such registration statement (if not then filed or effective, as applicable) and shall not be required to maintain the effectiveness thereof or amend or supplement such registration statement for a period (an "Information Delay Period") expiring three business days after the earlier to occur of (A) the date on which such material information is disclosed to the public or ceases to be material or the Company is able to so comply with its disclosure obligations and Commission requirements or (B) 45 days after the Company notifies the Holders of such good faith determination. There shall not be more than four Information Delay Periods during the Effectiveness Period, and there shall not be two Information Delay Periods during any contiguous 135 day period.

                             (ii) If, at any time prior to the expiration of
                           the Effectiveness Period, the Company is advised by a nationally recognized investment banking firm selected by the Company that, in such firm's written reasonable opinion addressed to the Company, sales of Common Stock pursuant to a registration statement at such time would materially adversely affect any immediately planned underwritten public equity financing by the Company of at least $5 million, the Company shall not be required to maintain the effectiveness of such registration statement or amend or supplement such registration statement for a period (a "Transaction Delay Period") commencing on the date of pricing of such equity financing and expiring three business days after the earliest to occur of (i) the abandonment of such financing or
                           (ii) 90 days after the completion of such financing. There shall not be more than two Transaction Delay Periods during the Effectiveness Period.

                                A Transaction Delay Period and an Information
                           Delay Period are hereinafter collectively referred to as "Delay Periods" or a "Delay Period." The Company will give prompt written notice, in the manner prescribed by Section 10(b) hereof, to each Holder of each Delay Period. Such notice shall be given (i) in the case of a Transaction Delay Period, at least 20 days in advance of the commencement of such Delay Period and (ii) in the case of an Information Delay Period, as soon as practicable after the Board of Directors makes the determination referenced in
                           Section 3.5(a)(i). Such notice shall state to the extent, if any, as is practicable, an estimate of the duration of such Delay Period. Each Holder agrees that (i) upon receipt of such notice of an Information Delay Period it will forthwith discontinue disposition of any restricted securities of the Company pursuant to the registration statement, (ii) upon receipt of such notice of a Transaction Delay Period it will forthwith discontinue disposition of the Common Stock pursuant to the registration statement and (iii) in either such case, will not deliver any prospectus forming a part of the registration statement in connection with any sale of restricted securities or Common Stock, as applicable until the expiration of such Delay Period.

                  (b) prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Act with respect to the disposition of all securities covered by such registration statement; PROVIDED, HOWEVER, that in any event, the Company's obligations under this Section 3.5(b) shall terminate two years after the effective date of this Agreement;

                  (c) furnish such number of prospectuses and other documents incident thereto, including any amendment of or supplement to the prospectus, as the Warrantholder from time to time may reasonably request;

                  (d) notify the Warrantholder at any time when a prospectus relating thereto is required to be delivered under the Act of the happening of any event which would cause the prospectus included in such registration statement, as then in effect, to include an untrue statement of a material fact or omit to state a material fact required to be stated therein or otherwise necessary to make the statements therein not misleading or incomplete in the light of the circumstances then existing, and prepare and furnish to the Warrantholder a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such shares, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading or incomplete in the light of the circumstances then existing;

                  (e) provide a transfer agent and registrar for all Warrant Shares registered pursuant to such registration statement and a CUSIP number for all such Warrant Shares, in each case not later than the effective date of such registration

                  (f) use its reasonable efforts to register or qualify the Warrant Shares covered by such registration statement under such other securities or blue sky laws of such jurisdictions as the Warrantholders for whom such Warrant Shares are registered or are to be registered shall reasonably request, and do any and all other reasonable acts and things to so register or qualify which may be necessary or advisable to enable such Warrantholders to consummate the disposition in such jurisdictions of such Warrant Shares, PROVIDED, HOWEVER, that the Company shall not be required to provide a general consent to service of process or qualify as a foreign corporation in any jurisdiction solely by reason of this Section 3.5;

                  In connection with any underwritten offering effected pursuant to this Section 3, the Company will enter into an underwriting agreement reasonably necessary to effect the offer and sale of Common Stock, provided such underwriting agreement contains customary underwriting provisions and provided further that if the underwriter so requests, the underwriting agreement will contain customary indemnification and contribution provisions. To the extent reasonably necessary to effect the offer and sale of Common Stock in connection with any underwritten offering in which it is participating, the Warrantholder will agree to consent to and where applicable, be subject to the terms and conditions of such underwriting agreement.

SEC. 3.6 PAYMENT OF REGISTRATION EXPENSES. The costs and expenses of all registrations under the Act and of all other actions which the Company is required to take or effect pursuant to this Section 3 shall be paid by the Company (including, without limitation, all registration, qualification and filing fees, printing expenses, expenses of distributing prospectuses and other documents, fees and disbursements of counsel and accountants for the Company, and expenses of any special audits incident to or required in connection with any such registration hereof, but excluding the fees and disbursements of special counsel for the Warrantholders, any consultants retained by the Warrantholders and underwriters' or brokers' discounts or commissions applicable to the Warrant Shares).

SEC. 3.7 INFORMATION FROM WARRANTHOLDERS. Notices and requests delivered by Warrantholders to the Company pursuant to this Section 3 shall contain such information regarding the Warrant Shares and the intended method of disposition thereof as shall reasonably be required in connection with the action to be taken. To the extent that any Warrantholder fails to provide such information to the Company with respect to any of such Warrantholder's Warrant Shares, the Company shall be relieved of its obligation to maintain registration of such Warrant Shares until the such Warrantholder has provided the Company with the required information and the Company has had a reasonable time thereafter (but in no event more than 10 calendar days) in which to incorporate such information into its registration materials.

SEC. 3.8 COMPANY'S INDEMNIFICATION. In the event of any registration under the Act of any Warrant Shares pursuant to this Section 3, the Company hereby agrees to indemnify and hold harmless each Warrantholder disposing of such Warrant Shares and each other person, if any, who controls such Warrantholder within the meaning of Section 15 of the Act, as well as each other person (including underwriters) who participates in the offering of such Warrant Shares against any losses, claims, damages or liabilities, joint or several, to which such Warrantholder or controlling person or participating person may become subject under the Act or otherwise, in so far as such losses, claims, damages or liabilities (or proceedings in respect thereof): (a) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained, on the effective date thereof: (i) in any registration statement under which such Warrant Shares were registered under the Act, (ii) in any preliminary prospectus or final prospectus contained therein, or (iii) in any amendment or supplement thereto, or (b) arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse such Warrantholder and each such controlling person or participating person for any legal or any other expenses incurred by such Warrantholder or such controlling person or participating person in connection with investigating or defending any such loss, claim, damage, liability or proceeding; PROVIDED, HOWEVER, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon (a) an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, said preliminary or final prospectus or said amendment or supplement in reliance upon and in conformity with written information furnished to the Company by an instrument duly executed by such Warrantholder or such controlling or participating person, as the case may be, specifically for use in the preparation thereof or (b) an untrue statement or alleged untrue statement, omission or alleged omission in a prospectus, if such untrue statement or alleged untrue statement, omission or alleged omission is corrected in an amendment or supplement to the prospectus which amendment or supplement is delivered to such Warrantholder and such Warrantholder thereafter fails to deliver such prospectus as so amended or supplemented prior to or concurrently with such Warrantholder's sale of Warrant Shares to the person asserting such loss, claim, damage, liability or expense.

SEC. 3.9 WARRANTHOLDER'S INDEMNIFICATION. It shall be a condition of the Company's obligation under this Section 3 to effect any registration under the Act that there shall have been delivered to the Company an agreement or agreements duly executed by each Warrantholder for whom Warrant Shares are to be so registered, whereby such Warrantholder agrees to indemnify and hold harmless the Company, each other person referred to in subparts (1), (2) and (3) of Section 11(a) of Section 15 of the Act in respect of such registration statement and each other person, if any, which controls the Company within the meaning of the Act against any losses, claims, damages or liabilities, joint or several, to which the Company or its controlling person may become subject under the Act or otherwise, in so far as such losses, claims, damages or liabilities (or proceedings in respect thereof): (a) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained, on the effective date thereof: (i) in any registration statement under which such Warrant Shares were registered under the Act, (ii) in any preliminary prospectus or final prospectus contained therein, or (iii) in any amendment or supplement thereto, or (b) arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; and will reimburse the Company and each such controlling person for any legal or any other expenses incurred by the Company or such controlling person in connection with investigating or defending any such loss, claim, damage, liability or proceeding, PROVIDED, HOWEVER, that such Warrantholder shall be liable to the Company only to the extent that such losses, claims, damages or liabilities (or proceeding in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained, on the effective date thereof, in any registration statement under which such Warrant Shares were registered under the Act, in any preliminary prospectus or final prospectus contained therein or in any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, which, in each such case, has been made in or omitted from such registration statement, said preliminary or final prospectus or said amendment or supplement in reliance upon, and in conformity with, written information furnished to the Company by an instrument duly executed by such Warrantholder specifically for use in the preparation thereof. The Company shall be entitled to receive indemnities from underwriters, selling brokers, dealer managers and similar securities industry professionals participating in the distribution, to the same extent as provided above, with respect to information with respect to such persons so furnished in writing by such persons specifically for inclusion in any prospectus or registration statement.

SEC. 3.10   CONDUCT OF INDEMNIFICATION PROCEEDINGS. Any person entitled to indemnification hereunder will (a) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification and (b) unless, in such indemnified party's reasonable judgment, a conflict of interest may exist between such indemnified and indemnifying parties with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party;
            PROVIDED, HOWEVER, that the failure of an indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under this Section 3.10 with respect to such indemnified party, except to the extent that the indemnifying party is actually prejudiced by such failure. Whether or not such defense is assumed by the indemnifying party, the indemnifying party will not be subject to any liability for any settlement made without its consent (but such consent will not be unreasonably withheld). No indemnifying party will consent to the entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect of such claim or litigation. An indemnifying party who is not entitled to, or elects not to, assume the defense of the claim against the indemnified party, will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other such indemnified parties with respect to such claim, in which event the indemnifying party shall be obligated to pay the fees and expenses of such additional counsel or counsels.

                  If for any reason the indemnification provided for in the
            preceding Sections 3.8 and 3.9 hereof is unavailable to an indemnified party as contemplated thereby, the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect not only the relative benefits received by the indemnified party and the indemnifying party, but also the relative fault of the indemnified party and the indemnifying party, as well as any other relevant equitable considerations. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of fraudulent misrepresentation.

SEC. 3.11   UNDERWRITING AGREEMENT INDEMNIFICATION PROVISIONS.
            Notwithstanding the provisions of Sections 3.8, 3.9 and 3.10 hereof, if an underwriting agreement executed by the Company pursuant to
            Section 3.5 hereof shall contain indemnification, contribution and related procedural provisions in a form customary to the underwriter which are substantially to the same effect as the provisions provided for in Sections 3.8, 3.9 and 3.10 hereof, such customary indemnification provisions shall be incorporated in such underwriting agreement in lieu of those provided for in Sections
            3.8, 3.9 and 3.10 hereof.

SEC. 3.12   PUBLIC INFORMATION. The Company covenants and agrees that if and so long as the Common Stock shall be registered under Section 12 of the Exchange Act, at any time when any Warrantholder so entitled desires to make sales of any Warrant Shares in reliance on Rule 144 or Rule 144A under the Act either (i) there will be available adequate current public information with respect to the Company as required by said Rules, or (ii) if such information is not available the Company will use its best efforts to make such information available without delay. Without limiting the foregoing, after the time of any such registration the Company will timely file with the Commission all reports required to be filed under Sections 13 and 15(d) of the Exchange Act and will promptly furnish to any Warrantholder so requesting a written statement that the Company has complied with all such reporting requirements.

SEC. 3.13   NO CONFLICTING REGISTRATION RIGHTS. The Company covenants and agrees that if and so long as any Warrants or any Warrant Shares shall remain outstanding and the holders thereof shall have any rights under this Section 3, it will not enter into any agreement with any person creating any rights with respect to any shares of Common Stock or any other security in conflict with or inconsistent with any rights retained by any holder of Warrants or Warrant Shares pursuant to this Section 3.

SECTION 4.  ANTI-DILUTION PROVISIONS.

SEC. 4.1 ADJUSTMENT OF CURRENT WARRANT PRICE AND NUMBER OF SHARES PURCHASABLE. In the event that the Company shall (A) pay a dividend or make a distribution, in shares of Common Stock of the Company or any subsidiary which is not directly or indirectly wholly owned by the Company, (B) split or subdivide its outstanding Common Stock into a greater number of shares, or (C) combine its outstanding Common Stock into a smaller number of shares, then in each such case, the Current Warrant Price in effect immediately prior thereto shall be adjusted so that the Warrantholder shall be entitled to receive the number of shares of Common Stock that such Warrantholder would have owned or have been entitled to receive after the occurrence of any of the events described above had such warrant been converted immediately prior to the occurrence of such event. Any adjustment made pursuant to this Section 4.1 shall become effective immediately after the close of business on the record date in the case of a dividend or distribution and shall become effective immediately after the close of business on the effective date in the case of such subdivision, split or combination, as the case may be. Any shares of Common Stock issuable in payment of a dividend shall be deemed to have been issued immediately prior to the close of business on the record date for such dividend for purposes of calculating the number of outstanding shares of Common Stock under Sections 4.2(a) and (b).

SEC. 4.2    CALCULATION OF ADJUSTMENTS.

            (a) In the event that the Company shall commit to issue or distribute Common Stock or issue rights, warrants, options or convertible or exchangeable securities entitling the holder thereof to subscribe for or purchase, convert into or exchange for Common Stock, in any such case at a price per share less than the Current Market Price on the earliest of (i) the date the Company shall enter into a firm contract for such issuance or distribution, (ii) the record date for the determination of stockholders entitled to receive any such Common Stock or rights, warrants, options or convertible or exchangeable securities, if applicable, or (iii) the date of actual issuance or distribution of any such Common Stock or rights, warrants, options or convertible or exchangeable securities (PROVIDED, HOWEVER, that the issuance of Common Stock upon the exercise of rights, warrants, options or convertible or exchangeable securities will not cause an adjustment in the Current Warrant Price if no such event would have been required at the time such right, warrant, option or convertible or exchangeable security was issued), then the Current Warrant Price in effect immediately prior to such earliest date shall be reduced so that the Current Warrant Price shall equal the price determined by multiplying the Current Warrant Price in effect immediately prior to such earliest date by the fraction:

                    (x) whose numerator shall be the number of shares of Common Stock outstanding on such date, plus the number of shares which the aggregate offering price of the total number of shares so offered would purchase at such Current Market Price (such amount, with respect to any such rights, warrants, options or convertible or exchangeable securities, determined by multiplying the total number of shares subject thereto by the exercise price of such rights, warrants, options or convertible or exchangeable securities and dividing the product so obtained by the Current Market Price); and

                    (y) whose denominator shall be the number of shares of Common Stock outstanding on such date (including any rights, warrants, options or convertible securities issuable after giving effect to any anti-dilution provisions of the Company's other securities as a result of such Adjustment Event), plus the number of additional shares of Common Stock to be issued or distributed or receivable upon exercise of any such right, warrant, option or convertible or exchangeable security.

                  Such adjustment shall be made successively whenever any such Common Stock, rights, warrants, options or convertible or exchangeable securities are issued or distributed. In determining whether any rights, warrants or options entitle the holders to subscribe for or purchase shares of Common Stock at less than Current Market Price, and in determining the aggregate offering price of shares of Common Stock so issued or distributed, there shall be taken into account any consideration received by the Company for such Common Stock, rights, warrants, options or convertible or exchangeable securities, the value of such consideration, if other than cash, to be determined by the Board of Directors, whose good faith determination shall be conclusive, and described in a certificate filed with the Company's corporate records. If any right, warrant, option or convertible or exchangeable security to purchase or acquire Common Stock, the issuance of which resulted in an adjustment in the Conversion Price pursuant to this Section 4.2 shall expire and shall not have been exercised, the Current Warrant Price shall immediately upon expiration be recomputed to the Current Warrant Price which would have been in effect had the adjustment of the Current Warrant Price made upon the issuance of such right, warrant, option or convertible or exchangeable security been made on the basis of offering for subscription, purchase or issuance, as the case may be, only of that number of shares of Common Stock actually purchased or issued upon the actual exercise of such right, warrant, option or convertible or exchangeable security.

             (b) No adjustment in the Current Warrant Price shall be required unless the adjustment would require an increase or decrease of at least 1% in the Current Warrant Price, PROVIDED, HOWEVER, that any adjustments that by reason of this Section 4.2(b) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 4.2(b) shall be made to the nearest cent.

             (c)  Notwithstanding anything to the contrary set forth in this
                  Section 4.2, no adjustment shall be made to the Current Warrant Price upon (A) the issuance of shares of Common Stock pursuant to any compensation or incentive plan for officers, employees or consultants of the Company which plan has been directors, duly approved on or prior to the date of this Warrant by the Compensation Committee of the Board of Directors (or if there is no such committee then serving, by the majority vote of the Directors then serving who are not
                  (i) employees or officers of the Company, (b) 5% or greater stockholders of the Company, or (c) of an officer, employee or affiliate of any such 5% or greater stockholder) and, if required by law, the requisite vote of the stockholders of the Company (unless the exercise price or maximum authorized number of shares of Common Stock issuable under such plan is changed after the date hereof, other than by operation of the anti-dilution provisions hereof); or ( B) the issuance of Common Stock upon the conversion or exercise of any option or warrant of the Company outstanding as of the date of this warrant, unless the conversion or exercise price thereof is changed thereafter (other than solely by operation of the anti-dilution provisions of such options or warrants).

             (d) The Company from time to time may reduce the Current Warrant Price by any amount for any period of time in the discretion of the Board of Directors. A voluntary reduction of the Current Warrant Price does not change or adjust the Current Warrant Price otherwise in effect for purposes of this Section 4.2.

SEC. 4.3 EFFECT OF MERGER OR CONSOLIDATION. In case the Company shall, while this Warrant remains outstanding, enter into any consolidation with or merger into any other corporation wherein the Company is not the surviving corporation, or wherein securities of a corporation other than the Company are distributable to holders of Common Stock, or sell or convey its property as an entirety or substantially as an entirety followed by distribution of any or all of the proceeds thereof to shareholders, and in connection with such consolidation, merger, sale or conveyance, shares of stock or other securities or property shall be issuable or deliverable in exchange for the Common Stock, then, as a condition of such consolidation, merger, sale or conveyance, lawful and adequate provision shall be made whereby the Warrantholder shall thereafter be entitled to purchase pursuant to this Warrant (in lieu of the number of shares of Common Stock which such Warrantholder would have been entitled to purchase immediately prior to such consolidation, merger, sale or conveyance) the shares of stock or other securities or property to which a holder of any equal number of shares of Common Stock would have been entitled at the time of such consolidation, merger, sale or conveyance, at an aggregate purchase price equal to that which would have been payable if such number of shares of Common Stock had been purchased by exercise of this Warrant immediately prior thereto. In case of any such consolidation, merger, sale or conveyance, appropriate provisions shall be made with respect to the rights and interests thereafter of the Warrantholders, to the end that all the provisions of the Warrants (including the provisions of this Section 4) shall thereafter be applicable, as nearly as practicable, to such stock or other securities or property thereafter deliverable upon the exercise of the Warrants. The Company shall not effect any such consolidation, merger, sale or conveyance unless prior to or simultaneously with the consummation thereof, the successor corporation (if other than the Company) resulting from such consolidation or merger or purchasing such assets shall assume by written instrument, executed and mailed or delivered to each Warrantholder, the obligation to deliver to such Warrantholder such shares of stock or other securities or property as such Warrantholder may be entitled to receive in accordance with the foregoing provisions, which instrument shall contain the express assumption by such successor corporation of the due and punctual performance and observance of every provision of this Warrant to be performed and observed by the Company and of all liabilities and obligations of the Company hereunder.

SEC. 4.4 REORGANIZATION OR RECLASSIFICATION. In case of any capital reorganization or any reclassification of the capital stock of the Company (except as provided in Section 4.3 hereof) while this Warrant remains outstanding, then, as a condition of such reorganization or reclassification, lawful and adequate provision shall be made whereby the holder of this Warrant shall thereafter be entitled to purchase pursuant to this Warrant (in lieu of the number of shares of Common Stock which such holder would have been entitled to purchase immediately prior to such reorganization or reclassification) the shares of stock of any class or classes or other securities or property to which the holders of such number of shares of Common Stock would have been entitled at the time of such reorganization or reclassification, at an aggregate purchase price equal to that which would have been payable if such number of shares of Common Stock had been purchased immediately prior to such reorganization or reclassification. In case of any such capital reorganization or reclassification, appropriate provisions shall be made with respect to the rights and interests thereafter of the Warrantholders, to the end that all the provisions of the Warrants (including the provisions of this Section 4) shall thereafter be applicable, as nearly as practicable, to such stock or other securities or property thereafter deliverable upon the exercise of the Warrants.

SEC. 4.5    STATEMENT OF ADJUSTMENT. Upon each adjustment of the Current
            Warrant Price and the number of shares of Common Stock purchasable hereunder, and in the event of any change in the rights of the Warrant holder by reason of other events herein set forth, then and in each such case, the Company will promptly prepare a schedule setting forth the adjusted Current Warrant Price and the adjusted number of shares purchasable hereunder, or specifying the other shares of stock, other securities or property and the amount thereof receivable as a result of such change in rights, and setting forth in reasonable detail the method of calculation and the facts upon which such calculation is base. The Company will promptly mail a copy of such schedule to the registered holder of this Warrant.

SEC. 4.6 DETERMINATIONS BY THE BOARD OF DIRECTORS. All determinations by the Board of Directors of the Company under this Warrant shall be made in good faith with due regard to the interests of the holder of this Warrant and the other holders of securities of the Company and in accordance with good financial practice, and all valuations made by the Board of Directors of the Company under the terms of this Warrant must be made with due regard to any market quotations of securities involved in, or related to, the subject of such valuation.

SEC. 4.7    NOTIFICATIONS BY THE COMPANY.  In case at any time the
            Company proposes:

               (a) to pay any dividend payable in stock (of any class or classes) or in Convertible Securities upon Common Stock or make any distribution to the holders of the Common Stock; or

               (b) to make an offer for subscription pro rata to the holders of Common Stock of any additional shares of stock of any class or other rights or to grant to the holders of Common Stock generally any rights, warrants or options; or

               (c) to effect any capital reorganization or reclassification of the capital stock of the Company, or consolidation or merger of the Company with, or sale of all or substantially all of its assets to, another corporation; or

               (d) to effect a voluntary or involuntary dissolution, liquidation or winding-up of the Company;

            then, in any one or more such cases, the Company shall give written notice to the registered holder of this Warrant of the date on which
            (i) the transfer books of the Company shall close or a record date shall be taken for such dividend, distribution, subscription rights or grant, or (ii) a record date shall be taken to determine stockholders entitled to notice of and to vote at any meeting of stockholders at which any such proposed reorganization, reclassification, consolidation, merger, sale of assets, dissolution, liquidation or winding-up is to be considered, or (iii) such reorganization, reclassification, consolidation, merger, sale of assets, dissolution, liquidation or winding-up shall take place, as the case may be. Such notice shall also specify the date as of which the holders of Common Stock of record shall participate in such dividend, distribution, subscription rights or grant, or shall be entitled to vote on or exchange their Common Stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, sale of assets, dissolution, liquidation or winding-up, as the case may be. Such written notice shall be given not less than 20 days and not more than 60 days prior to such date on which the transfer books of the Company shall close or a record date shall be taken or any event shall occur, as the case may be, and such notice may state that any such action will be taken only if certain events specified in such notice (such as the clearing of proxy material by the Commission or an affirmative vote of stockholders) occur prior thereto.


SECTION 5.  CERTAIN DEFINITIONS.

      For all purposes of this Warrant, unless the context otherwise requires, the following terms shall have the following respective meanings:

      "ACT": the Securities Act of 1933, as amended from time to time, or any successor federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

      "ADJUSTMENT EVENT":  see Section 4.2(a) hereof.

      "AFFILIATE" of an entity: any person controlling, controlled by or under common control with such entity or who participates in a group within the meaning of Section 13(d) of the Exchange Act which owns, including, but not limited to (i) any director or officer of such entity or any of its subsidiaries and (ii) any person who owns beneficially or of record 5% or more of the shares of the capital stock of such entity or any of its subsidiaries or of which such entity, directly or indirectly, owns beneficially or of record 5% or more of the shares of capital stock.

      "BUSINESS DAY": means any day other than a Saturday, Sunday or a day on which national banks are authorized by law to close in California.

      "CLOSING DATE":  June ___, 1999.

      "COMMISSION": the Securities and Exchange Commission, or any other federal agency then administering the Act.

      "COMMON STOCK": the Company's authorized Common Stock, as such class existed on the Closing Date, including stock of the Company of any class thereafter authorized which ranks, or is generally entitled to a participation, as to assets or dividends substantially on a parity with Common Stock and generally enjoys voting rights on a parity with Common Stock.

      "COMPANY": Netrix Corporation, and any other corporation assuming the Warrants pursuant to Section 4.4 hereof.

      "CONVERTIBLE SECURITIES":  see Section 4.2(b)(ii) hereof.

      "CURRENT MARKET PRICE" (per share of Common Stock at any date): the per share fair market value of the Common Stock (i) determined by the average of the daily "market prices" over a period of 20 consecutive Business Days before such date or (ii) if and so long as there is no exchange or over-the-counter market for the Common Stock of the Company, the price per share which the Company could obtain from a willing buyer for the shares sold by the Company from authorized but unissued shares, as such price shall be determined in good faith by the Board of Directors of the Company and the holder of the Warrant, provided if the Company and the holder can not agree on a value, the Company and the holder(s) of the majority of the Warrants shall retain an independent investment banking firm, at the Company's expense, to determine the per share fair market value of the Common Stock. The market price referred to in clause (i) above for each such Business Day shall be the last sale price on such day on the principal securities exchange on which the Common Stock is then listed or admitted to trading, or, if no sale takes place on such day on any such exchange, the average of the closing bid and asked prices on such day as officially quoted on any such exchange, or if the Common Stock is not then listed or admitted on any stock exchange, the market price for each such Business Day shall be the last sale price on such day, or, if no sale takes place on such day, the average of the closing bid and asked prices on such day in the over-the-counter market, in either case as reported through NASDAQ, or, if such prices are not at the time so reported, as furnished by any member of the National Association of Securities Dealers, Inc. selected by the Company.

      "CREDIT AGREEMENT":  see the second paragraph of this Warrant.

      "CURRENT WARRANT PRICE" (per share of Common Stock at any date): the price at which one share of Common Stock may be purchased hereunder at any time; initially $0.01 and thereafter such price as may be determined from time to time pursuant to Section 4 hereof.

      "EXCHANGE ACT": the Securities Exchange Act of 1934, as amended from time to time, or any successor federal statute, and the rules and regulations of the Commission thereunder.

      "OUTSTANDING": when used with reference to Common Stock at any date, all issued shares of Common Stock (including, but without duplication, shares deemed issued pursuant to Section 4 hereof) at such date, except shares then held in the treasury of the Company.

      "PERSON": an individual, corporation, partnership, joint venture, trust estate, unincorporated organization or government or an agency or political subdivision thereof.

      "PRESUMED CONSIDERATION":  see Section 4.2(b)(vii)(B) hereof.

      "TOTAL WARRANTS": the sum of the aggregate number of shares of (i) Common Stock purchasable by the holder(s) upon exercise of all Warrants then outstanding and (ii) Warrant Shares which had been issued pursuant to the exercise of Warrants.

      "WARRANT OFFICE":  see Section 2.1 hereof.

      "WARRANT SHARES": the shares of Common Stock purchasable or purchased by the Warrantholders upon the exercise of the Warrants. Unless otherwise expressly stated herein, Warrant Shares shall not include shares of Common Stock purchased upon exercise of a Warrant which have been sold by a Warrantholder pursuant to a registration statement under the Act.

      "WARRANTHOLDER": the registered holder of a Warrant or Warrants or any related Warrant Shares.

      "WARRANTS": the warrants (of which this Warrant is one) originally issued by the Company pursuant to the Credit Agreement evidencing the right initially to purchase an aggregate of 50,000 shares of Common Stock and all warrants issued in substitution, combination or subdivision of any thereof.

                  CERTAIN COVENANTS OF THE COMPANY

      The Company covenants and agrees that:

               (a) it will reserve and set apart and have at all times, free from preemptive rights, a number of shares of authorized but unissued Common Stock or other securities or property deliverable upon the exercise of the Warrants sufficient to enable it at any time to fulfill all its obligations thereunder;

               (b) before taking any action which would cause an adjustment reducing the Current Warrant Price below the then par value of the shares of Common Stock issuable upon exercise of the Warrants, it will take any corporate action which may be necessary in order that the Company may validly and legally issue fully paid and nonassessable shares of such Common Stock at such adjusted Current Warrant Price;

               (c) if any shares of Common Stock required to be reserved for the purposes of the exercise of this Warrant require registration with or approval of any governmental authority under any federal law (other than the Act) or under any state law before such shares may be issued upon exercise of this Warrant, the Company will, at its expense, as expeditiously as possible, cause such shares to be duly registered or approved, as the case may be;

               (d) if and so long as the Common Stock is listed on any national securities exchange (as defined in the Exchange Act), it will, at its expense, obtain and maintain the approval for listing upon official notice of issuance of all shares of Common Stock issuable upon the exercise of the Warrants at the time outstanding and maintain the listing of such shares after their issuance; and the Company will so list on such national securities exchange, will register under the Exchange Act (or any similar statute then in effect) and will maintain such listing of any other securities that at any time are issuable upon exercise of the Warrants if, and at the time that, any securities of the same class shall be listed on such national securities exchange by the Company; and

               (e) this Warrant shall be binding upon any corporation succeeding to the Company by merger, consolidation or acquisition of all or substantially all of the Company's assets.

SECTION 7.  NOTICE.

      Any notice or other document required to be given or delivered to the Warrantholders shall be delivered at, or sent by certified or registered mail to, each such holder at the last address shown on the books of the Company maintained at the Warrant Office for the registration and registration of transfer of the Warrants or at any more recent address of which any Warrantholder shall have notified the Company in writing. Any notice or other document required or permitted to be given or delivered to holders of record of outstanding Warrant Shares shall be delivered at, or sent by certified or registered mail to, each such holder at such holder's address as the same appears on the stock records of the Company. Any notice or other document required or permitted to be given or delivered to the Company, other than such notice or documents required to be delivered to the Warrant Office, shall be delivered at, or sent by certified or registered mail to, the office of the Company at 13595 Dulles Technology Drive, Herndon, Virginia 22071, or such other address within the United States of America as shall have been furnished by the Company to the Warrantholders and the holders of record of Warrant Shares. Any notice or other document sent by certified or registered mail, return receipt requested, shall be deemed to have been delivered and received when sent if the receipt is appropriately completed and returned. Notices or documents delivered in any other manner shall be deemed to have been delivered only when and if received.

SECTION 8.  LIMITATIONS OF LIABILITY; NOT STOCKHOLDERS.

      No provision of this Warrant shall be construed as conferring upon the holder hereof the right to vote, consent, receive dividends or receive notice other than as herein expressly provided in respect of meetings of stockholders for the election of directors of the Company or any other matter whatsoever as a stockholder of the Company. No provision hereof, in the absence of affirmative action by the holder hereof to purchase shares of Common Stock, and no mere enumeration herein of the rights or privileges of the holder hereof, shall give rise to any liability of such holder for the purchase price of any Warrant Shares or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

SECTION 9.  LOSS, DESTRUCTION, ETC. OF WARRANTS.

      Upon receipt of evidence satisfactory to the Company of the loss, theft, mutilation or destruction of any Warrant, and in the case of any such loss, theft or destruction upon delivery of a bond of indemnity in such form and amount as shall be reasonably satisfactory to the Company, or in the event of such mutilation upon surrender and cancellation of the Warrant, the Company will make and deliver a new Warrant, of like tenor, in lieu of such lost, stolen, destroyed or mutilated Warrant; PROVIDED, HOWEVER, that neither the original recipient of this Warrant pursuant to the Credit Agreement nor any other financial institution having combined net capital, capital surplus and undivided profits in excess of $50,000,000 which shall become a Warrantholder shall be required to provide any such bond of indemnity. Any Warrant issued under the provisions of this Section 9 in lieu of any Warrant alleged to be lost, destroyed or stolen, or in lieu of any mutilated Warrant, shall constitute an original contractual obligation on the part of the Company.

SECTION 10.  LAW GOVERNING.

      This Warrant shall be governed by, and construed and enforced in accordance with, the law of the State of California.

      IN WITNESS WHEREOF, the Company has caused this Warrant to be signed in its name by its Chairman of the Board, President or a Vice President and its corporate seal to be impressed hereon and attested by its Secretary or an Assistant Secretary.

Dated:  June __, 1999

                                    NETRIX CORPORATION



                                    By: /s/
                                       _______________________________________
                                     Title:

[Corporate Seal]

Attest:

/s/
_____________________________________
            Secretary

                                                                       EXHIBIT A

                                  EXERCISE FORM

                (To be executed upon exercise of this Warrant)

      The undersigned hereby irrevocably elects to exercise the right, represented by this Warrant, to purchase Warrant Shares and (check one):

            herewith tenders payment for _______ of the Warrant Shares to the order of Netrix Corporation in the amount of $_________ in accordance with the terms of this Warrant; or

            herewith tenders this Warrant for _______ Warrant Shares pursuant to the Net Issue Exercise provisions of SECTION 1.3 of this Warrant.

The undersigned requests that a certificate (or certificates) for such Warrant Shares be registered in the name of the undersigned and that such certificate (or certificates) be delivered to the undersigned's address below.

      In exercising this Warrant, the undersigned hereby confirms and acknowledges that the Warrant Shares are being acquired solely for the account of the undersigned and not as a nominee for any other party, or for investment, and that the undersigned will not offer, sell or otherwise dispose of any such Warrant Shares except under circumstances that will not result in a violation of the Securities Act of 1933, as amended, or any state securities laws.

      Dated:  ___________________.

                                       Signature ______________________________

                                                 ______________________________
                                                          (Print Name)
                                                 ______________________________
                                                        (Street Address)
                                                 ______________________________
                                                   (City) (State) (Zip Code)

If said number of shares shall not be all the shares purchasable under the within Warrant, a new Warrant is to be issued in the name of said undersigned for the balance remaining of the shares purchasable thereunder.

                                   ASSIGNMENT



      FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto ______________________ the rights represented by the foregoing Warrant of Netrix Corporation and appoints _____________________________ attorney to transfer said rights on the books of said corporation, with full power of substitution in the premises.



                                    ___________________________________________
                                    Signature Guaranteed:

Dated:

    1. Delay Periods; Suspension of Sales.
    If at any time prior to the expiration of the Effectiveness Period counsel to the Company (which counsel shall be experienced in securities laws matters) has determined in good faith that it is reasonable to conclude that the filing of the Shelf Registration Statement or the compliance by the Company with its disclosure obligations in connection with the Shelf Registration Statement may require the disclosure of information which the Board of Directors of the Company has identified as material and which the Board of Directors has determined that the Company has a bona fide business purpose for preserving as confidential, then the Company may delay the filing or the effectiveness of the Shelf Registration Statement (if not then filed or effective, as applicable) and shall not be required to maintain the effectiveness thereof or amend or supplement the Shelf Registration Statement for a period (an "Information Delay Period") expiring three business days after the earlier to occur of (A) the date on which such material information is disclosed to the public or ceases to be material or the Company is able to so comply with its disclosure obligations and Commission requirements or (B) 45 days after the Company notifies the Holders of such good faith determination. There shall not be more than four Information Delay Periods during the Effectiveness Period, and there shall not be two Information Delay Periods during any contiguous 135 day period.
    (b) If at any time prior to the expiration of the Effectiveness Period the Company is advised by a nationally recognized investment banking firm selected by the Company that, in such firm's written reasonable opinion addressed to the Company, sales of Common Stock pursuant to the Shelf Registration Statement at such time would materially adversely affect any immediately planned underwritten public equity financing by the Company of at least $5 million, the Company shall not be required to maintain the effectiveness of the Shelf Registration Statement or amend or supplement the Shelf Registration Statement for a period (a "Transaction Delay Period") commencing on the date of pricing of such equity financing and expiring three business days after the earliest to occur of (i) the abandonment of such financing or (ii) 90 days after the completion of such financing. There shall not be more than two Transaction Delay Periods during the Effectiveness Period.

    A Transaction Delay Period and an Information Delay Period are hereinafter collectively referred to as "Delay Periods" or a "Delay Period." The Company will give prompt written notice, in the manner prescribed by Section 10(b) hereof, to each Holder of each Delay Period. Such notice shall be given
    (i) in the case of a Transaction Delay Period, at least 20 days in advance of the commencement of such Delay Period and (ii) in the case of an Information Delay Period, as soon as practicable after the Board of Directors makes the determination referenced in Section 3(a). Such notice shall state to the extent, if any, as is practicable, an estimate of the duration of such Delay Period. Each Holder, by his acceptance of any Transfer Restricted Securities, agrees that (i) upon receipt of such notice of an Information Delay Period it will forthwith discontinue disposition of Transfer Restricted Securities pursuant to the Shelf Registration Statement,
    (ii) upon receipt of such notice of a Transaction Delay Period it will forthwith discontinue disposition of the Common Stock pursuant to the Shelf Registration Statement and (iii) in either such case, will not deliver any prospectus forming a part of the Shelf Registration Statement in connection with any sale of Transfer Restricted Securities or Common Stock, as applicable until the expiration of such Delay Period.